Oppenheimer Global Fund
Annual Report September 30, 1995

[PHOTO]

"We have
ambitious
long-term
goals, so we
need our
investments
to grow
over time."

[LOGO]

This Fund is for people who want to take advantage of outstanding GROWTH opportunities the world over.

NEWS

BEAT THE AVERAGE

Cumulative Total Return for the 10-Year Period Ended 9/30/95:

Oppenheimer Global Fund Class A (at NAV)(1)

400.41%

Lipper Global Funds Average(3)

285.67%



HOW YOUR FUND IS MANAGED

Oppenheimer Global Fund looks for outstanding growth opportunities around the world. The Fund's manager searches out companies that stand to benefit from one or more key global trends, such as telecommunications expansion, emerging consumer markets, infrastructure development, and global integration. The Fund has the flexibility to invest in companies in developed markets as well as those in emerging markets that hold huge potential demand for goods and services of the industrialized world.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and B shares were 9.26% and 8.34%, respectively.(1)

   Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 9/30/95 and since inception on 12/22/69 were 2.99%, 11.33%, 16.78% and 12.60%, respectively.
For Class B shares, average annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 8/17/93 were 3.50% and 13.02%, respectively.(2)

OUTLOOK

"We think the outlook is extremely positive. We see continued growth in Europe and great potential in Japan, and believe that the U.S. market, backed by a steady economy, will continue to grow."

                                          Bill Wilby, Portfolio Manager
                                                     September 30, 1995


All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 9/30/94, 9/30/90 and 9/30/85, after deducting the current maximum initial sales charge of 5.75%. Class B shares show results of hypothetical investments on 9/30/94 and 8/17/93 (inception of class) and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception) for Class B shares. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results will be different as a result of the change. An explanation of the different total returns is in the Fund's prospectus.
3. Source: Lipper Analytical Services. The Lipper total return average for the 10-year period was for 10 global funds. The average is shown for comparative purposes only. Oppenheimer Global Fund is characterized by Lipper as a global fund. Lipper performance does not take sales charges into consideration. The Fund was not managed or offered as a "global" fund prior to 1987, but held foreign securities in its portfolio prior to becoming a global fund.


2 Oppenheimer Global Fund

Donald W. Spiro
President
Oppenheimer
Global Fund

Jon S. Fossel
Chairman
Oppenheimer
Management
Corporation


Dear OppenheimerFunds Shareholder,

This has been a year of significant differences in the performance of world stock markets--highlighting the advantages of global funds.

   As you may know, global funds have flexibility to invest in both U.S. and foreign securities, and can change portfolio weightings depending on the outlook for specific areas or sectors. This is a major advantage because most stock markets around the world generally move independently of one another--and this year has been no different--so having the flexibility to own a portfolio of stocks throughout the world is an especially powerful diversification tool to lower risk.

    Specifically, 1995 is turning out to be an outstanding year for the domestic stock market while performance overseas has lagged. Driven by moderate growth with low inflation, falling interest rates, and surging corporate profitability, the U.S. stock market is well ahead of the international stock market indices. Moreover, by engineering a "soft landing" for the U.S. economy, the Federal Reserve created an excellent environment for stock performance, the main reason our global funds have allocated a relatively large percentage of their portfolios to the U.S. stock market until overseas market performance improves.

    One of the reasons foreign markets have continued to fall behind the U.S. market is that earnings of non-U.S. companies have been, until recently, negatively affected by a weak dollar, especially in Europe and Japan. Additionally, the devaluation of the Mexican peso late last year jolted investor confidence in Latin America, which undermined confidence in emerging markets throughout the world. Thus, many of the markets that performed well in the early 1990s have performed relatively poorly year-to-date.

    As time goes by, the investment values around the world will be recognized by investors, and we expect many overseas markets to rebound. And our portfolio managers are preparing for this occurrence. Indeed, as is typical, there are already early signs of rotation away from U.S. companies toward international companies, particularly those that focus on exporting. The primary reason is that the U.S. dollar has finally begun to strengthen significantly against other major foreign currencies, most notably the Japanese yen. When the dollar is strong, overseas exporters benefit because their goods are more competitively priced in world markets, so major exporters across Europe and Japan should benefit from this development.

    In 1995, the U.S. stock market was the clear winner. Next year, it could be Europe or Asia. Or even Latin America. We're confident that by being able to diversify investments throughout the world, we will be ready to participate in any environment.

    Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ Donald W. Spiro                          /s/ Jon S. Fossel
Donald W. Spiro                              Jon S. Fossel


October 23, 1995


3 Oppenheimer Global Fund

Q WHAT IS YOUR OUTLOOK FOR THE FUND?


Q+A  AN INTERVIEW WITH YOUR FUND'S MANAGER.

HOW HAS GLOBAL FUND PERFORMED OVER THE LAST 12 MONTHS?

The Fund performed well, primarily as a result of a large position in U.S. stocks, which more than offset the lagging performance of foreign markets against the U.S. stock market over the past year.

   Having the flexibility to search out companies in the U.S. and around the world that stand to benefit from one or more of the key global themes has allowed us to capitalize on significant growth trends.

PERFORMANCE BETWEEN GLOBAL MARKETS VARIED GREATLY OVER THE YEAR. WHY?

Two primary factors caused the U.S. and foreign markets to move in opposite directions--the peso devaluation, which caused heavy selling in emerging markets, and weakness in the dollar, which added to the poor performance in developed markets.

   The dollar's weakness contributed to a rise in the prices of U.S. technology stocks with international sales. They benefited from increased sales overseas, plus currency profits from translating overseas sales back into weaker dollars. Of course, any foreign investment is subject to adverse market changes due to currency fluctuations, and sometimes those shifts can be sharp. By diversifying the portfolio, by country and industry, we're able to help mitigate those risks. Thus, foreign company stocks outside of emerging markets were sold off because the weak dollar made their exports comparatively more expensive. This, in turn, held earnings down.

HOW HAVE YOU SHIFTED THE PORTFOLIO REGIONALLY?

We made three major moves in the portfolio over the year--a move out of and then back into Latin America, a move into the U.S. in late 1994, and a recent move into Japan.

   In the beginning of 1995, during the peso difficulties, we sold our Mexican holdings. We also sold Argentine bank stocks believing that though their fundamentals were strong,


4 Oppenheimer Global Fund

A OUR OUTLOOK IS EXTREMELY POSITIVE.

FACING PAGE
Top left: Bill Wilby, Portfolio Manager

Top right: The equity trading desk

THIS PAGE
Jim Ayer, member of the Global Investments team



they'd be most impacted by Mexico-related selling--and we were right. In March, once we felt the Latin American market had bottomed, we began to rebuild our positions. For example, in Argentina, we purchased bank stocks at less than half of what we'd sold them for, and we also began a move into Brazil.

   Late in 1994, we sold some emerging markets stocks and held a larger cash position than usual. So early this year, we invested some of that cash in the U.S., in which we had a positive outlook. We increased our domestic exposure with a focus on technology and financial stocks from 20% to 35%--a move that worked out well for us in the first half of this year.

   We also put some of our cash to work in Asia. Today, we hold roughly 11.6% of the portfolio in Japan, focusing on technology companies. While many Japanese technology stocks hit all-time lows, their American counterparts were setting record highs--despite the fact that their earnings were just as strong. So in late summer, we began trimming U.S. technology stocks after their dramatic run-up, and adding Japanese technology stocks in their place--in effect, selling high and buying low.(1)

BEYOND GEOGRAPHY, WHAT DO YOU LOOK FOR?

The companies we invest in fit one of eight major themes we feel define the future growth of global economies. These worldwide trends, such as telecommunications expansion, emerging consumer markets, infrastructure development and global integration, among others, are the driving force behind our disciplined "global theme" strategy.

HAS THE DOLLAR'S RENEWED STRENGTH IMPACTED THE PORTFOLIO?

We think the dollar's renewed strength has three implications for world markets. First, we should see exchange-rate sensitive, export-oriented cyclical companies in both Japan and Europe outperform for the same reasons they underperformed when the dollar was weak. We've seen it begin in Japan, and believe Europe will follow as the dollar continues to strengthen against the Deutsche mark. We also expect to see better performance from emerging markets. Dollar strength should bring European and Japanese investors back to dollar-based markets like Hong Kong and Latin America. And finally, a stronger dollar should bring foreign investors into the U.S. market. In the U.S., we believe it will be smaller, growth-oriented stocks that will benefit.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We think the outlook is extremely positive. One of the benefits of investing globally is exposure to a number of different markets so that you can take advantage of opportunities all over the world, as well as reduce the risks of investing in any one market. We see continued growth in Europe and great potential in Japan, and believe that the U.S. market, backed by a steady economy, will continue to grow. / /



1. The Fund's portfolio is subject to change.


5  Oppenheimer Global Fund

FINANCIALS

CONTENTS

STATEMENT OF INVESTMENTS                 7
STATEMENT OF ASSETS & LIABILITIES       15
STATEMENT OF OPERATIONS                 16
STATEMENTS OF CHANGES IN NET ASSETS     17
FINANCIAL HIGHLIGHTS                    18
NOTES TO FINANCIAL STATEMENTS           20


6  Oppenheimer Global Fund

STATEMENT OF INVESTMENTS   SEPTEMBER 30, 1995

                                                                                                                     MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.1%
---------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.0%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.3%           Minerals Technologies, Inc.                                                   645,000       $24,268,125
                          -------------------------------------------------------------------------------------------------------
                          Rhodia-Ster SA, GDR, Preference(1)(8)                                         577,500         7,724,063
                                                                                                                       ----------
                                                                                                                       31,992,188
---------------------------------------------------------------------------------------------------------------------------------
METALS--1.0%              Dofasco, Inc.                                                                 651,700         7,862,364
                          -------------------------------------------------------------------------------------------------------
                          Freeport-McMoRan Copper & Gold, Inc., Cl. B(2)                                192,500         4,932,813
                          -------------------------------------------------------------------------------------------------------
                          Kurimoto Ltd.                                                                 293,000         3,148,301
                          -------------------------------------------------------------------------------------------------------
                          Ugine SA                                                                      150,000         9,684,014
                                                                                                                       ----------
                                                                                                                       25,627,492
---------------------------------------------------------------------------------------------------------------------------------
PAPER--3.7%               Asia Pulp & Paper Co. Ltd., ADR(2)                                          1,042,400        12,639,100
                          -------------------------------------------------------------------------------------------------------
                          Corticeira Amorim SA                                                          496,100         5,641,835
                          -------------------------------------------------------------------------------------------------------
                          Duratex SA, Preference                                                     56,100,000         2,884,304
                          -------------------------------------------------------------------------------------------------------
                          Mo Och Domsjoe AB Free, Series B                                              382,000        24,043,147
                          -------------------------------------------------------------------------------------------------------
                          Stone Container Corp.                                                         600,000        11,400,000
                          -------------------------------------------------------------------------------------------------------
                          Stora Kopparbergs Bergslags AB, Series B                                    1,945,750        26,262,744
                          -------------------------------------------------------------------------------------------------------
                          Svenska Cellulosa AB, Series B                                                600,000        10,870,172
                                                                                                                       ----------
                                                                                                                       93,741,302
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.0%
---------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--2.0%     Autobacs Seven Co., Ltd.                                                      100,000         9,934,108
                          -------------------------------------------------------------------------------------------------------
                          Casa Anglo Brasileira SA, Preference                                       15,356,800         1,369,625
                          -------------------------------------------------------------------------------------------------------
                          General Motors Corp.                                                          200,000         9,375,000
                          -------------------------------------------------------------------------------------------------------
                          Volkswagen AG                                                                  95,000        30,911,179
                                                                                                                       ----------
                                                                                                                       51,589,912
---------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--
0.7%                      Genting Berhad                                                              1,050,000         9,075,809
                          -------------------------------------------------------------------------------------------------------
                          Shimano, Inc.                                                                 400,000         8,109,476
                          -------------------------------------------------------------------------------------------------------
                                                                                                                       17,185,285
---------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.2%               Carlton Communications PLC                                                    500,000         8,190,468
                          -------------------------------------------------------------------------------------------------------
                          Comcast Corp., Cl. A                                                          850,200        16,897,725
                          -------------------------------------------------------------------------------------------------------
                          News Corp. Ltd., ADR(8)                                                     1,000,000        22,000,000
                          -------------------------------------------------------------------------------------------------------
                          Reuters Holdings PLC, Series B, ADR                                           165,500         8,750,813
                                                                                                                       ----------
                                                                                                                       55,839,006
---------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.3%     Promodes SA(8)                                                                 65,000        15,792,784
                          -------------------------------------------------------------------------------------------------------
                          Singer Co. NV (The)                                                           250,000         6,656,250
                          -------------------------------------------------------------------------------------------------------
                          Sonae Industria E. Investimentos                                              489,000        11,482,017
                                                                                                                       ----------
                                                                                                                       33,931,051

7  Oppenheimer Global Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.8%   Benetton Group SpA                                                          1,000,000       $10,518,150
                          -------------------------------------------------------------------------------------------------------
                          Gehe AG                                                                        28,000        13,380,672
                          -------------------------------------------------------------------------------------------------------
                          Gehe AG (New)(2)                                                                6,999         3,231,561
                          -------------------------------------------------------------------------------------------------------
                          Giordano International Ltd.                                                10,000,000         9,183,170
                          -------------------------------------------------------------------------------------------------------
                          VBH Verein Baubesch Handel                                                     29,810         9,133,967
                                                                                                                       ----------
                                                                                                                       45,447,520
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--16.4%
---------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.6%           Buenos Aires Embotelladora SA, Sponsored ADR(2)                               190,000         4,417,500
                          -------------------------------------------------------------------------------------------------------
                          Fomento Economico Mexicano SA, Cl. B, Sponsored ADR(1)                      2,415,000         6,487,897
                          -------------------------------------------------------------------------------------------------------
                          LVMH Moet Hennessy Louis Vuitton                                              153,000        28,947,565
                                                                                                                       ----------
                                                                                                                       39,852,962
---------------------------------------------------------------------------------------------------------------------------------
FOOD--0.3%                PT Indofood Sukses Makmur                                                   1,531,750         7,384,981
---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--9.4%    Amgen, Inc.(2)                                                                400,000        19,950,000
                          -------------------------------------------------------------------------------------------------------
                          Astra AB Free, Series A                                                     1,000,000        35,873,013
                          -------------------------------------------------------------------------------------------------------
                          Ciba-Geigy AG                                                                  40,000        32,235,353
                          -------------------------------------------------------------------------------------------------------
                          Genentech, Inc.(2)                                                            400,000        19,450,000
                          -------------------------------------------------------------------------------------------------------
                          Genzyme Corp.(2)                                                              500,435        29,025,230
                          -------------------------------------------------------------------------------------------------------
                          Johnson & Johnson                                                             400,000        29,650,000
                          -------------------------------------------------------------------------------------------------------
                          K-V Pharmaceutical Co., Cl. A(2)(3)                                           376,800         3,297,000
                          -------------------------------------------------------------------------------------------------------
                          K-V Pharmaceutical Co., Cl. B(2)(3)                                           264,900         2,317,875
                          -------------------------------------------------------------------------------------------------------
                          Plant Genetics Systems(2)(6)                                                  887,280        10,633,472
                          -------------------------------------------------------------------------------------------------------
                          Sankyo Co. Ltd.                                                               200,000         4,581,854
                          -------------------------------------------------------------------------------------------------------
                          Sanofi SA                                                                     305,442        19,594,952
                          -------------------------------------------------------------------------------------------------------
                          Schering AG                                                                   153,200        11,347,765
                          -------------------------------------------------------------------------------------------------------
                          Takeda Chemical Industries Ltd.                                             1,434,000        20,060,004
                                                                                                                      -----------
                                                                                                                      238,016,518
---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--5.1%            Clinica y Maternidad Suizo Argentino(2)(6)                                      1,800         9,452,034
                          -------------------------------------------------------------------------------------------------------
                          Columbia/HCA Healthcare Corp.                                                 424,000        20,617,000
                          -------------------------------------------------------------------------------------------------------
                          Pharmacia AB, Series A(8)                                                     600,100        18,062,221
                          -------------------------------------------------------------------------------------------------------
                          Quintiles Transnational Corp.(2)(6)                                           318,473        16,910,916
                          -------------------------------------------------------------------------------------------------------
                          Rhoen Klinikum AG, Preference                                                  31,014        28,334,275
                          -------------------------------------------------------------------------------------------------------
                          Stryker Corp.                                                                 300,000        13,987,500
                          -------------------------------------------------------------------------------------------------------
                          Tenet Healthcare Corp.(2)                                                     400,000         6,950,000
                          -------------------------------------------------------------------------------------------------------
                          U.S. Healthcare, Inc.                                                         350,000        12,381,250
                          -------------------------------------------------------------------------------------------------------
                          United States Surgical Corp.                                                  100,000         2,675,000
                                                                                                                      -----------
                                                                                                                      129,370,196


8  Oppenheimer Global Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.0%
---------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--2.0%           Baker Hughes, Inc.                                                            575,000       $11,715,625
                          -------------------------------------------------------------------------------------------------------
                          Coflexip SA, Sponsored ADR                                                    681,000        10,470,375
                          -------------------------------------------------------------------------------------------------------
                          Global Marine, Inc.(2)                                                      2,135,000        15,211,875
                          -------------------------------------------------------------------------------------------------------
                          McDermott International, Inc.                                                 270,000         5,332,500
                          -------------------------------------------------------------------------------------------------------
                          Transocean AS(2)                                                              410,000         6,652,129
                                                                                                                       ----------
                                                                                                                       49,382,504
---------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--3.0%      British Petroleum Co. PLC                                                     182,454        16,398,053
                          -------------------------------------------------------------------------------------------------------
                          Total B                                                                       175,000        10,620,848
                          -------------------------------------------------------------------------------------------------------
                          OMV AG                                                                        200,000        18,677,695
                          -------------------------------------------------------------------------------------------------------
                          Royal Dutch Petroleum Co.                                                     237,100        29,104,025
                                                                                                                       ----------
                                                                                                                       74,800,621
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--15.3%
---------------------------------------------------------------------------------------------------------------------------------
BANKS--8.7%               Banco Bradesco SA, Preference                                           1,216,239,718        11,676,759
                          -------------------------------------------------------------------------------------------------------
                          Banco de Galicia Y Buenos Aires, ADR(2)(8)                                    500,000         9,000,000
                          -------------------------------------------------------------------------------------------------------
                          Banco Frances del Rio de la Plata SA, ADR(2)(8)                               470,000        10,163,750
                          -------------------------------------------------------------------------------------------------------
                          Banco Latinoamericano de Exportaciones SA, Cl. E                              250,000        10,093,750
                          -------------------------------------------------------------------------------------------------------
                          BankAmerica Corp.                                                             250,000        14,968,750
                          -------------------------------------------------------------------------------------------------------
                          Chase Manhattan Corp.                                                         300,000        18,337,500
                          -------------------------------------------------------------------------------------------------------
                          Chemical Banking Corp.                                                        300,000        18,262,500
                          -------------------------------------------------------------------------------------------------------
                          Citicorp                                                                      632,300        44,735,225
                          -------------------------------------------------------------------------------------------------------
                          HSBC Holdings PLC                                                           1,000,000        13,904,095
                          -------------------------------------------------------------------------------------------------------
                          Industrial Finance Corp.(3)                                                 5,929,999        18,206,099
                          -------------------------------------------------------------------------------------------------------
                          Korea Exchange Bank (New)(2)                                                  117,330         1,344,056
                          -------------------------------------------------------------------------------------------------------
                          Korea Exchange Bank(2)                                                        736,670         8,860,753
                          -------------------------------------------------------------------------------------------------------
                          Northern Trust Corp.                                                          300,000        13,800,000
                          -------------------------------------------------------------------------------------------------------
                          Philippine National Bank(2)                                                   750,000         7,843,974
                          -------------------------------------------------------------------------------------------------------
                          PT Lippo Bank                                                               2,995,000         7,104,203
                          -------------------------------------------------------------------------------------------------------
                          PT Panin Bank                                                               3,750,000         4,550,971
                          -------------------------------------------------------------------------------------------------------
                          Turkiye Garanti Bankasi AS (New)(1)                                           927,000         6,684,968
                                                                                                                      -----------
                                                                                                                      219,537,353
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--
3.0%                      American Express Co.                                                          440,000        19,525,000
                          -------------------------------------------------------------------------------------------------------
                          First NIS Regional Fund(1)(2)(7)                                            1,320,000         8,778,000
                          -------------------------------------------------------------------------------------------------------
                          H & R Block, Inc.                                                             200,000         7,600,000
                          -------------------------------------------------------------------------------------------------------
                          Inversiones Y Representacion(2)                                             1,214,700         2,891,350
                          -------------------------------------------------------------------------------------------------------
                          MBNA Corp.                                                                    200,000         8,325,000
                          -------------------------------------------------------------------------------------------------------
                          Merrill Lynch & Co., Inc.                                                     300,000        18,750,000
                          -------------------------------------------------------------------------------------------------------
                          Nomura Securities Co. Ltd.                                                    500,000         9,832,739
                                                                                                                       ----------
                                                                                                                       75,702,089

9  Oppenheimer Global Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
INSURANCE--3.6%           American International Group, Inc.                                            300,000       $25,500,000
                          -------------------------------------------------------------------------------------------------------
                          Marschollek, Lautenschlaeger und Partner AG                                     9,500         6,135,502
                          -------------------------------------------------------------------------------------------------------
                          National Mutual Asia Ltd.                                                   9,000,000         6,926,180
                          -------------------------------------------------------------------------------------------------------
                          Skandia Forsakrings AB                                                      1,000,000        23,602,566
                          -------------------------------------------------------------------------------------------------------
                          Swiss Reinsurance                                                              30,000        29,502,658
                                                                                                                       ----------
                                                                                                                       91,666,906
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--14.8%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--
1.8%                      Hitachi Ltd.                                                                  900,000         9,853,013
                          -------------------------------------------------------------------------------------------------------
                          LEM Holdings SA(3)                                                             25,000         9,573,134
                          -------------------------------------------------------------------------------------------------------
                          Murata Mfg. Co. Ltd.                                                          250,000         9,427,265
                          -------------------------------------------------------------------------------------------------------
                          Ushio, Inc.                                                                   800,000         8,920,423
                          -------------------------------------------------------------------------------------------------------
                          Yokogawa Electric Corp.                                                       800,000         7,176,886
                                                                                                                       ----------
                                                                                                                       44,950,721
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--
0.3%                      Cimpor Cimentos de Portugal SA                                                114,800         1,873,078
                          -------------------------------------------------------------------------------------------------------
                          International de Ceramica--UB(2)(3)                                           385,000           514,139
                          -------------------------------------------------------------------------------------------------------
                          Schmalbach-Lubeca AG                                                           20,000         4,033,879
                                                                                                                        ---------
                                                                                                                        6,421,096
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--6.3% Adia SA(2)                                                                    120,000        21,931,180
                          -------------------------------------------------------------------------------------------------------
                          First Data Corp.                                                              376,000        23,312,000
                          -------------------------------------------------------------------------------------------------------
                          Grontmij NV(3)                                                                    100             2,304
                          -------------------------------------------------------------------------------------------------------
                          IHC Caland NV                                                                 700,000        19,906,950
                          -------------------------------------------------------------------------------------------------------
                          ISS International Service System AS, Series B                                 800,000        21,149,746
                          -------------------------------------------------------------------------------------------------------
                          JGC Corp.                                                                     970,000        11,209,323
                          -------------------------------------------------------------------------------------------------------
                          Raito Kogyo Co. Ltd.(8)                                                       608,000        12,696,195
                          -------------------------------------------------------------------------------------------------------
                          Secom Co. Ltd.                                                                150,000        10,035,476
                          -------------------------------------------------------------------------------------------------------
                          WMX Technologies, Inc.                                                        515,000        14,677,500
                          -------------------------------------------------------------------------------------------------------
                          WPP Group PLC                                                              10,420,000        24,572,671
                                                                                                                      -----------
                                                                                                                      159,493,345
---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.6%       Bobst Bearers AG(8)                                                            11,180        17,319,018
                          -------------------------------------------------------------------------------------------------------
                          Bombardier, Inc., Cl. B                                                     1,477,900        17,281,351
                          -------------------------------------------------------------------------------------------------------
                          Buderus AG                                                                     18,000         7,880,822
                          -------------------------------------------------------------------------------------------------------
                          Commercial del Plata SA(2)                                                  1,921,200         4,496,175
                          -------------------------------------------------------------------------------------------------------
                          Mori Seiki Co., Ltd.                                                          400,000         7,987,834
                          -------------------------------------------------------------------------------------------------------
                          Plettac AG                                                                     16,556         4,409,665
                          -------------------------------------------------------------------------------------------------------
                          Powerscreen International PLC                                               1,980,000        11,281,480
                          -------------------------------------------------------------------------------------------------------
                          Valmet Corp., Cl. A                                                           626,000        20,424,311
                                                                                                                       ----------
                                                                                                                       91,080,656

10  Oppenheimer Global Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.8%      Brambles Industries Ltd.(8)                                                 1,500,000       $16,529,699
                          -------------------------------------------------------------------------------------------------------
                          Kvaerner AS, Series B                                                         300,000        12,755,975
                          -------------------------------------------------------------------------------------------------------
                          Lisnave-Estaleiros Navais de Lisbona SA(2)                                    872,500         3,788,021
                          -------------------------------------------------------------------------------------------------------
                          Mayne Nickless Ltd.                                                         5,000,000        23,662,378
                          -------------------------------------------------------------------------------------------------------
                          Singmarine Industries Ltd.                                                  1,747,000         3,934,161
                          -------------------------------------------------------------------------------------------------------
                          Unitor Ships Service AS                                                       632,000         9,698,377
                                                                                                                       ----------
                                                                                                                       70,368,611
---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--23.5%
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--5.6%   Canon USA, Inc.                                                               500,000         8,971,107
                          -------------------------------------------------------------------------------------------------------
                          Compaq Computer Corp.(2)                                                      275,000        13,303,125
                          -------------------------------------------------------------------------------------------------------
                          Digital Equipment Corp.(2)                                                    919,800        41,965,875
                          -------------------------------------------------------------------------------------------------------
                          International Business Machines Corp.                                         449,700        42,440,438
                          -------------------------------------------------------------------------------------------------------
                          L.M. Ericsson Telephone Co., Cl. B, ADR                                       326,500         7,999,250
                          -------------------------------------------------------------------------------------------------------
                          QUALCOMM, Inc.(2)                                                             175,000         8,028,125
                          -------------------------------------------------------------------------------------------------------
                          Tokyo Electron Ltd.(8)                                                        420,000        18,349,716
                                                                                                                      -----------
                                                                                                                      141,057,636
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--3.8%   CSK Corp.                                                                     150,000         4,515,964
                          -------------------------------------------------------------------------------------------------------
                          Nintendo Co. Ltd.                                                             641,600        47,152,546
                          -------------------------------------------------------------------------------------------------------
                          Novell, Inc.(2)                                                             1,864,200        34,021,650
                          -------------------------------------------------------------------------------------------------------
                          Oracle Corp.(2)                                                               142,500         5,468,438
                          -------------------------------------------------------------------------------------------------------
                          Sap AG, Preference                                                             25,000         4,084,830
                                                                                                                       ----------
                                                                                                                       95,243,428
---------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--8.9%         Advanced Micro Devices, Inc.(2)                                               378,300        11,017,988
                          -------------------------------------------------------------------------------------------------------
                          General Motors Corp., Cl. H                                                   400,000        16,400,000
                          -------------------------------------------------------------------------------------------------------
                          Hewlett-Packard Co.                                                           100,000         8,337,500
                          -------------------------------------------------------------------------------------------------------
                          Intel Corp.                                                                   240,000        14,430,000
                          -------------------------------------------------------------------------------------------------------
                          Keyence Corp.                                                                  40,000         4,987,328
                          -------------------------------------------------------------------------------------------------------
                          Kyocera Corp.                                                                 250,000        20,628,479
                          -------------------------------------------------------------------------------------------------------
                          Motorola, Inc.                                                                150,000        11,456,250
                          -------------------------------------------------------------------------------------------------------
                          Nokia Corp., ADR                                                              108,000         7,533,000
                          -------------------------------------------------------------------------------------------------------
                          OKI Electric Industry Co.(2)(8)                                             1,000,000         9,305,623
                          -------------------------------------------------------------------------------------------------------
                          Omron Corp.                                                                   460,000        10,724,782
                          -------------------------------------------------------------------------------------------------------
                          Philips Electronics NV(8)                                                   1,657,800        81,177,417
                          -------------------------------------------------------------------------------------------------------
                          Rohm Co.                                                                      204,000        12,945,156
                          -------------------------------------------------------------------------------------------------------
                          Samsung Electronics Co.(2)                                                    34,357          8,142,009
                          -------------------------------------------------------------------------------------------------------
                          Uniden Corp.                                                                  383,000         6,871,867
                                                                                                                      -----------
                                                                                                                      223,957,399


11  Oppenheimer Global Fund

                                                                                                                     MARKET VALUE
                                                                                                     SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--5.2%          Airtouch Communications, Inc.(2)                                              400,000       $12,250,000
                          -------------------------------------------------------------------------------------------------------
                          AT&T Corp.                                                                    200,000        13,150,000
                          -------------------------------------------------------------------------------------------------------
                          Kinnevik Investments AB Free, Series B(8)                                     400,000        12,212,704
                          -------------------------------------------------------------------------------------------------------
                          Korea Mobile Telecommunications Corp.                                          18,019        16,560,907
                          -------------------------------------------------------------------------------------------------------
                          Millicom International Cellular SA(2)                                       1,144,456        36,765,649
                          -------------------------------------------------------------------------------------------------------
                          Millicom, Inc.(2)                                                             207,000                --
                          -------------------------------------------------------------------------------------------------------
                          Nippon Comsys Corp.(8)                                                        500,000         6,538,265
                          -------------------------------------------------------------------------------------------------------
                          Petersburg Long Distance, Inc.(2)                                           1,259,000         8,026,125
                          -------------------------------------------------------------------------------------------------------
                          Technology Resources Industries Berhad(2)                                   5,276,000        13,765,196
                          -------------------------------------------------------------------------------------------------------
                          Vodafone Group PLC                                                          3,022,222        12,699,576
                                                                                                                      -----------
                                                                                                                      131,968,422
---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.1%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.3%  Compagnie Generale des Eaux                                                   203,472        19,600,658
                          -------------------------------------------------------------------------------------------------------
                          Korea Electric Power Co.                                                      400,000        15,048,164
                          -------------------------------------------------------------------------------------------------------
                          Veba AG                                                                       600,000        23,887,029
                                                                                                                       ----------
                                                                                                                       58,535,851
---------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--1.1%       Hong Kong & China Gas                                                      14,200,000        22,866,092
                          -------------------------------------------------------------------------------------------------------
                          Transportadora de Gas del Sur SA(8)                                           453,700         4,763,850
                                                                                                                       ----------
                                                                                                                       27,629,942
---------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.7% Telecomunicacoes Brasileiras SA, Preference                               529,200,000        24,875,962
                          -------------------------------------------------------------------------------------------------------
                          Telefonica de Argentina SA, Sponsored ADR(8)                                   45,000         1,074,375
                          -------------------------------------------------------------------------------------------------------
                          Telefonica del Peru SA, Cl. B                                               6,468,349        12,377,985
                          -------------------------------------------------------------------------------------------------------
                          Telefonos de Mexico SA, Sponsored ADR                                         155,300         4,930,774
                                                                                                                       ----------
                                                                                                                       43,259,096
                                                                                                                    -------------
                          Total Common Stocks (Cost $1,981,592,348)                                                 2,375,034,089
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK--0.9%
---------------------------------------------------------------------------------------------------------------------------------
                          Spar Handels AG, Non-Vtg. (Cost $22,412,648)                                   91,050        22,907,302

                                                                                                      UNITS
---------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------------------------------
                          American Satellite Network, Inc. Wts., Exp. 6/99                               51,750                --
                          -------------------------------------------------------------------------------------------------------
                          L.M. Ericsson Telephone Co., Cl. B, ADR Rts., Exp. 10/95                      326,500           375,475
                          -------------------------------------------------------------------------------------------------------
                          Plant Genetics Systems Wts., Exp. 12/99(6)                                    187,500           375,492
                                                                                                                          -------
                          Total Rights, Warrants and Certificates (Cost $0)                                               750,967


12  Oppenheimer Global Fund

                                                                                                     FACE            MARKET VALUE
                                                                                                     AMOUNT            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                Repurchase agreement with First Chicago Capital Markets, 6.35%, dated
AGREEMENTS--3.4%          9/29/95, to be repurchased at $86,945,985 on 10/2/95, collateralized by
                          U.S. Treasury Nts., 4.25%--8.75%, 11/30/95--8/15/00, with a value of
                          $59,246,914, U.S. Treasury Bills maturing 12/28/95--3/28/96, with a value of $13,450,803, and U.S. Treasury Bonds, 8.50%--13.25%,
                          5/15/14--2/15/20, with a value of $16,105,685 (Cost $86,900,000)          $86,900,000       $86,900,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,090,904,996)                                                          98.4%    2,485,592,358
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                             1.6        41,061,513
                                                                                                    ------------   --------------
NET ASSETS                                                                                                100.0%   $2,526,653,871
                                                                                                    ------------   --------------
                                                                                                    ------------   --------------

                          Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

                          COUNTRY                                                                    MARKET VALUE         PERCENT
---------------------------------------------------------------------------------------------------------------------------------
                          -------------------------------------------------------------------------------------------------------
                          United States                                                                 $874,263,194         35.2%
                          -------------------------------------------------------------------------------------------------------
                          Japan                                                                          283,963,731         11.4
                          -------------------------------------------------------------------------------------------------------
                          Germany                                                                        169,678,447          6.8
                          -------------------------------------------------------------------------------------------------------
                          Sweden                                                                         159,301,292          6.4
                          -------------------------------------------------------------------------------------------------------
                          Netherlands                                                                    141,199,660          5.7
                          -------------------------------------------------------------------------------------------------------
                          France                                                                         114,711,196          4.6
                          -------------------------------------------------------------------------------------------------------
                          Switzerland                                                                    110,561,342          4.4
                          -------------------------------------------------------------------------------------------------------
                          Great Britain                                                                   81,893,063          3.3
                          -------------------------------------------------------------------------------------------------------
                          Australia                                                                       62,192,077          2.5
                          -------------------------------------------------------------------------------------------------------
                          Hong Kong                                                                       52,879,538          2.1
                          -------------------------------------------------------------------------------------------------------
                          Korea, Republic of (South)                                                      49,955,890          2.0
                          -------------------------------------------------------------------------------------------------------
                          Brazil                                                                          48,530,712          2.0
                          -------------------------------------------------------------------------------------------------------
                          Argentina                                                                       46,259,034          1.9
                          -------------------------------------------------------------------------------------------------------
                          Norway                                                                          29,106,481          1.2
                          -------------------------------------------------------------------------------------------------------
                          Canada                                                                          25,143,715          1.0
                          -------------------------------------------------------------------------------------------------------
                          Malaysia                                                                        22,841,005          0.9
                          -------------------------------------------------------------------------------------------------------
                          Portugal                                                                        22,784,951          0.9
                          -------------------------------------------------------------------------------------------------------
                          Denmark                                                                         21,149,746          0.9
                          -------------------------------------------------------------------------------------------------------
                          Finland                                                                         20,424,311          0.8
                          -------------------------------------------------------------------------------------------------------
                          Indonesia                                                                       19,040,155          0.8
                          -------------------------------------------------------------------------------------------------------
                          Austria                                                                         18,677,695          0.8
                          -------------------------------------------------------------------------------------------------------
                          Thailand                                                                        18,206,099          0.7
                          -------------------------------------------------------------------------------------------------------
                          Russia                                                                          16,804,125          0.7
                          -------------------------------------------------------------------------------------------------------
                          Singapore                                                                       16,573,261          0.6
                          -------------------------------------------------------------------------------------------------------
                          Peru                                                                            12,377,985          0.5
                          -------------------------------------------------------------------------------------------------------
                          Mexico                                                                          11,932,811          0.5
                          -------------------------------------------------------------------------------------------------------
                          Italy                                                                           10,518,150          0.4
                          -------------------------------------------------------------------------------------------------------
                          Panama                                                                          10,093,750          0.4
                          -------------------------------------------------------------------------------------------------------
                          Philippines                                                                      7,843,974          0.3
                          -------------------------------------------------------------------------------------------------------
                          Turkey                                                                           6,684,968          0.3
                                                                                                      --------------       ------
                          Total                                                                       $2,485,592,358        100.0%
                                                                                                      --------------       ------
                                                                                                      --------------       ------


                          1. Represents a security sold under Rule 144A, which
                             is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,674,928 or 1.17% of the Fund's net assets, at September 30, 1995.

                          2. Non-income producing security.


13  Oppenheimer Global Fund

------------------------------------------------------------------------------
                          3. Affiliated company. Represents ownership of at
                             least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the twelve months ended September 30, 1995. The aggregate fair value of all securities of affiliated companies as of September 30, 1995 amounted to $33,908,247. Transactions during the period in which the issuer was an affiliate are as follows:


                  BALANCE SEPTEMBER 30, 1994     GROSS ADDITIONS          GROSS REDUCTIONS          BALANCE SEPTEMBER 30, 1995

                  SHARES        COST            SHARES       COST         SHARES      COST          SHARES       COST      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Grontmij NV(4)      205,612     $5,659,302          8,212         $--       213,724   $5,659,302         100           $-- $224,413
-----------------------------------------------------------------------------------------------------------------------------------
Industrial
Finance Corp.(5)  5,500,000      9,156,314      3,429,999    5,627,606    3,000,000    4,844,393    5,929,999    9,939,527  287,077
-----------------------------------------------------------------------------------------------------------------------------------
International
de Ceramica--UB    770,000       4,229,354             --           --      385,000    2,221,401      385,000    2,007,953       --
-----------------------------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical
Co., Cl. A         376,800       2,120,350             --           --           --           --      376,800    2,120,350       --
-----------------------------------------------------------------------------------------------------------------------------------
K-V Pharmaceutical
Co., Cl. B         264,900         928,721             --           --           --           --      264,900      928,721       --
-----------------------------------------------------------------------------------------------------------------------------------
Kvaerner AS,
Series B           849,230      31,138,037             --           --      849,230   31,138,037           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
LEM Holdings SA     27,300       5,580,815             --           --        2,300      556,260       25,000    5,024,555  283,915
-----------------------------------------------------------------------------------------------------------------------------------
Neozyme II Corp.,
Units              146,000       2,205,987             --           --      146,000    2,205,987           --           --       --
                               -----------                  ----------               -----------               ----------- --------
                               $61,018,880                  $5,627,606               $46,625,380               $20,021,106 $795,405
                               -----------                  ----------               -----------               ----------- --------
                               -----------                  ----------               -----------               ----------- --------


                          4. Not an affiliate as of September 30, 1995.
                          5. Not an affiliate as of September 30, 1994.
                          6. Identifies issues considered to be illiquid--See
                             Note 6 of Notes to Financial Statements.
                          7. First NIS Regional Fund, a closed-end fund listed
                             on the Luxembourg Stock Exchange, is offered in installments. The Fund entered the first installment (40% of the total commitment) on November 29, 1994. The second and third installments (30% each of the total commitment) are provisional and may be postponed indefinitely at the discretion of the Board of NIS Fund.
                          8. Loaned Security--See Note 5 of Notes to Financial
                             Statements.

                          See accompanying Notes to Financial Statements.


14  Oppenheimer Global Fund

STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1995

---------------------------------------------------------------------------------------------------------------------------------
ASSETS                    Investments, at value--see accompanying statement:
                          Unaffiliated companies (cost $2,070,883,890)                                             $2,451,684,111
                          Affiliated companies (cost $20,021,106)                                                      33,908,247
                          -------------------------------------------------------------------------------------------------------
                          Cash                                                                                          2,999,374
                          -------------------------------------------------------------------------------------------------------
                          Receivables:
                          Investments sold                                                                             57,385,862
                          Shares of beneficial interest sold                                                            4,217,030
                          Interest and dividends   3,708,083
                          Collateral for securities on loan--Note 5                                                    99,459,557
                          -------------------------------------------------------------------------------------------------------
                          Other                                                                                           235,393
                                                                                                                    -------------
                          Total assets                                                                              2,653,597,657
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES               Net unrealized depreciation on forward foreign currency exchange contracts--Note 7           74,667,783
                          -------------------------------------------------------------------------------------------------------
                          Payables and other liabilities:
                          Investments purchased                                                                        15,010,682
                          Shares of beneficial interest redeemed                                                        5,537,969
                          Distribution and service plan fees--Note 4                                                    1,183,262
                          Payable for return of collateral for securities on loan--Note 5                              99,459,557
                          Shareholder reports                                                                             349,810
                          Transfer and shareholder servicing agent fees                                                   227,292
                          Trustees' fees--Note 1                                                                          187,942
                          Other                                                                                           319,489
                          -------------------------------------------------------------------------------------------------------
                          Total liabilities                                                                           126,943,786
---------------------------------------------------------------------------------------------------------------------------------
                          Net Assets                                                                               $2,526,653,871
                                                                                                                   --------------
                                                                                                                   --------------
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF            Paid-in capital                                                                          $2,004,455,631
NET ASSETS                -------------------------------------------------------------------------------------------------------
                          Undistributed net investment income                                                          13,182,028
                          -------------------------------------------------------------------------------------------------------
                          Accumulated net realized gain from investment and foreign currency transactions             118,689,010
                          -------------------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments and translation of assets and liabilities
                          denominated in foreign currencies                                                           390,327,202
                                                                                                                   --------------
                          Net assets                                                                               $2,526,653,871
                                                                                                                   --------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE           Class A Shares:
PER SHARE                 Net asset value and redemption price per share (based on net assets of $2,186,172,825
                          and 59,349,162 shares of beneficial interest outstanding)                                        $36.84
                          Maximum offering price per share (net asset value plus sales charge of 5.75% of
                          offering price)                                                                                  $39.09
                          -------------------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share (based on net assets
                          of $340,481,046 and 9,414,987 shares of beneficial interest outstanding)                         $36.16

                          See accompanying Notes to Financial Statements.



15  Oppenheimer Global Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995

---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME         Interest                                                                                   $ 14,532,780
                          -------------------------------------------------------------------------------------------------------
                          Dividends:
                          Unaffiliated companies (net of foreign withholding taxes of $1,984,336)                      31,218,516
                          Affiliated companies (net of foreign withholding taxes of $187,826)                             795,405
                          Lending fees--Note 5                                                                            500,000
                                                                                                                     ------------
                          Total income                                                                                 47,046,701
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES                  Management fees--Note 4                                                                      16,152,873
                          -------------------------------------------------------------------------------------------------------
                          Distribution and service plan fees--Note 4:
                          Class A                                                                                       3,540,735
                          Class B                                                                                       2,565,109
                          -------------------------------------------------------------------------------------------------------
                          Transfer and shareholder servicing agent fees--Note 4                                         3,569,242
                          -------------------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                                   1,527,046
                          -------------------------------------------------------------------------------------------------------
                          Shareholder reports                                                                           1,057,985
                          -------------------------------------------------------------------------------------------------------
                          Trustees' fees and expenses                                                                      84,944
                          -------------------------------------------------------------------------------------------------------
                          Registration and filing fees:
                          Class A                                                                                          30,427
                          Class B                                                                                          44,407
                          -------------------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                                          52,313
                          -------------------------------------------------------------------------------------------------------
                          Insurance expenses                                                                               40,109
                          -------------------------------------------------------------------------------------------------------
                          Other                                                                                           269,677
                          -------------------------------------------------------------------------------------------------------
                          Total expenses                                                                               28,934,867
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  18,111,834
---------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED   Net realized gain on:
GAIN (LOSS) ON            Investments:
INVESTMENTS AND           Unaffiliated companies                                                                       72,536,985
FOREIGN CURRENCY          Affiliated companies                                                                          8,274,238
                          Foreign currency transactions                                                                37,846,605
                                                                                                                     ------------
                          Net realized gain                                                                           118,657,828
                          -------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on:
                          Investments                                                                                  87,556,192
                          Translation of assets and liabilities denominated in foreign currencies                     (11,272,076)
                                                                                                                     ------------
                          Net change                                                                                   76,284,116
                                                                                                                     ------------
                          Net realized and unrealized gain on investments and foreign currency                        194,941,944
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $213,053,778
                                                                                                                     ------------
                                                                                                                     ------------

                          See accompanying Notes to Financial Statements.

16  Oppenheimer Global Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                                             1995                 1994
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                Net investment income                                            $   18,111,834          $    6,228,615
                          -------------------------------------------------------------------------------------------------------
                          Net realized gain on investments and foreign currency
                          transactions                                                        118,657,828             222,933,956
                          -------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on
                          investments and translation of assets and liabilities
                          denominated in foreign currencies                                    76,284,116              44,664,808
                                                                                           --------------          --------------
                          Net increase in net assets resulting from operations                213,053,778             273,827,379
---------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND             Dividends from net investment income:
DISTRIBUTIONS TO          Class A ($.251 per share)                                                    --             (10,150,479)
SHAREHOLDERS              Class B ($.178 per share)                                                    --                 (81,844)
                          -------------------------------------------------------------------------------------------------------
                          Distributions from net realized gain on investments and foreign currency transactions:
                          Class A ($3.749 and $3.365 per share, respectively)                (194,601,466)           (135,248,957)
                          Class B ($3.749 and $3.365 per share, respectively)                 (22,711,659)             (1,541,613)
---------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST       Net increase in net assets resulting from Class A beneficial
TRANSACTIONS              interest transactions--Note 2                                       273,668,816             407,788,581
                          -------------------------------------------------------------------------------------------------------
                          Net increase in net assets resulting from Class B beneficial
                          interest transactions--Note 2                                       150,133,375             177,716,315
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                Total increase                                                      419,542,844             712,309,382
                          -------------------------------------------------------------------------------------------------------
                          Beginning of period                                               2,107,111,027           1,394,801,645
                                                                                           --------------          --------------
                          End of period [including undistributed (overdistributed)
                          net investment income of $13,182,028 and $(4,537,834),
                          respectively]                                                    $2,526,653,871          $2,107,111,027
                                                                                           --------------          --------------
                                                                                           --------------          --------------
                          See accompanying Notes to Financial Statements.


17  Oppenheimer Global Fund

FINANCIAL HIGHLIGHTS


                                                                           CLASS A
                                                                           ------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                                           1995     1994     1993      1992       1991
                          -------------------------------------------------------------------------------------------------
                          PER SHARE OPERATING DATA:
                          Net asset value, beginning of period             $37.69   $35.04    $30.03    $32.05     $27.63
                          -------------------------------------------------------------------------------------------------
                          Income (loss) from investment operations:
                          Net investment income                               .31      .17       .26       .17        .05

                          Net realized and unrealized gain (loss) on
                          investments and foreign currency                   2.59     6.10      4.99     (1.50)      6.14
                                                                           ------   ------   -------   -------    -------

                          Total income (loss) from investment operations     2.90     6.27      5.25     (1.33)      6.19
                          -------------------------------------------------------------------------------------------------
                          Dividends and distributions to shareholders:
                          Dividends from net investment income                 --     (.25)     (.12)     (.11)      (.08)

                          Distributions from net realized gain on
                          investments and foreign currency transactions     (3.75)   (3.37)     (.12)     (.58)     (1.69)
                                                                           ------   ------    ------   -------    -------
                          Total dividends and distributions to
                          shareholders                                      (3.75)   (3.62)     (.24)     (.69)     (1.77)
                          -------------------------------------------------------------------------------------------------
                          Net asset value, end of period                   $36.84   $37.69    $35.04    $30.03     $32.05
                                                                           ------   ------    ------   -------    -------
                                                                           ------   ------    ------   -------    -------
                          -------------------------------------------------------------------------------------------------
                          TOTAL RETURN, AT NET ASSET VALUE(2)                9.26%   19.19%    17.67%    (4.23)%    23.71%
                          -------------------------------------------------------------------------------------------------
                          RATIOS/SUPPLEMENTAL DATA:
                          Net assets, end of period (in millions)          $2,186   $1,921    $1,389    $1,215     $1,076
                          -------------------------------------------------------------------------------------------------
                          Average net assets (in millions)                 $1,979   $1,711    $1,213    $1,194       $899
                          -------------------------------------------------------------------------------------------------
                          Number of shares outstanding at end of
                          period (in thousands)                            59,349   50,955    39,632    40,441     33,585
                          -------------------------------------------------------------------------------------------------
                          Amount of debt outstanding at end of period
                          (in thousands)                                      N/A      N/A       $--   $60,000    $60,000
                          -------------------------------------------------------------------------------------------------
                          Average amount of debt oustanding throughout
                          each period (in thousands)                          N/A      N/A   $18,247   $60,000    $60,000
                          -------------------------------------------------------------------------------------------------
                          Average number of shares outstanding
                          throughout each period (in thousands)               N/A      N/A    39,853    37,435     30,607
                          -------------------------------------------------------------------------------------------------
                          Average amount of debt per share
                          outstanding throughout each period                  N/A      N/A      $.46     $1.60      $1.96
                          -------------------------------------------------------------------------------------------------
                          Ratios to average net assets:
                          Net investment income (loss)                        .90%     .38%      .84%      .55%       .22%
                          Expenses                                           1.20%    1.15%     1.18%     1.36%      1.65%
                          -------------------------------------------------------------------------------------------------
                          Portfolio turnover rate(4)                         84.4%    78.3%     86.9%     18.0%      19.9%

1. For the period from August 17, 1993 (inception of offering) to September 30, 1993.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.




18  Oppenheimer Global Fund

                                                 CLASS A                                             CLASS B
                                                 --------------------------------------------------  -------------------------
                                                 YEAR ENDED SEPTEMBER 30,                            YEAR ENDED SEPTEMBER 30,
                                                   1990     1989      1988       1987      1986     1995      1994      1993(1)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $30.43    $22.94    $38.29     $28.88    $17.36   $37.36   $34.99    $33.33
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .02       .20       .04        .05       .12      .06      .08       .03

Net realized and unrealized gain (loss) on
investments and foreign currency                      .29      9.11     (9.70)     13.28     11.56     2.49     5.83      1.63
                                                  -------   -------   -------    -------   -------   ------   ------    ------

Total income (loss) from investment operations        .31      9.31     (9.66)     13.33     11.68     2.55     5.91      1.66
------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.11)     (.09)     (.07)      (.11)     (.10)      --     (.18)       --

Distributions from net realized gain on
investments and foreign currency transactions       (3.00)    (1.73)    (5.62)     (3.81)     (.06)   (3.75)   (3.36)       --
                                                  -------   -------   -------    -------   -------   ------   ------    ------
Total dividends and distributions to
shareholders                                        (3.11)    (1.82)    (5.69)     (3.92)     (.16)   (3.75)   (3.54)       --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $27.63    $30.43    $22.94     $38.29    $28.88   $36.16   $37.36    $34.99
                                                  -------   -------   -------    -------   -------   ------   ------    ------
                                                  -------   -------   -------    -------   -------   ------   ------    ------
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                   .79%    42.87%   (25.17)%    52.65%    67.63%    8.34%   18.10%     3.64%
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)              $720      $523      $371       $601      $372     $340     $187        $6
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $672      $446      $398       $473      $331     $258      $88        $3
------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of
period (in thousands)                              26,056    17,183    16,191     15,708    12,891    9,415    4,993       172
------------------------------------------------------------------------------------------------------------------------------
Amount of debt outstanding at end of period
(in thousands)                                    $60,000   $30,000   $30,000    $35,000   $22,000      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
Average amount of debt oustanding throughout
each period (in thousands)                        $42,877   $30,000   $31,052    $26,290   $19,058      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
Average number of shares outstanding
throughout each period (in thousands)              21,982    16,968    17,173     15,099   13,205       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
Average amount of debt per share
outstanding throughout each period                  $1.95     $1.77     $1.81      $1.74     $1.44      N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                          .16%      .73%      .15%       .16%      .47%     .09%    (.30)%    1.52%(3)
Expenses                                             1.68%     1.90%     1.89%      1.49%     1.60%    2.03%    2.08%     2.40%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                           27.2%     62.6%     25.2%      37.0%     25.2%    84.4%    78.3%     86.9%


3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $2,047,739,414 and $1,735,610,246, respectively.

   See accompanying Notes to Financial Statements.



19  Oppenheimer Global Fund

NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Global Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

-------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND
LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class

-------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1995, a provision of $3,280 was made for the Fund's projected benefit obligations and a payment of $3,122 was made to a retired trustee, resulting in an accumulated liability of $169,027 at September 30, 1995.

20  Oppenheimer Global Fund

-------------------------------------------------------------------------------
1. SIGNIFICANT
   ACCOUNTING POLICIES (continued)

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

    During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $40,199, a decrease in undistributed net investment income of $391,972, and an increase in accumulated net realized gain on investments of $432,171.

-------------------------------------------------------------------------------

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

-----------------------------------------------------------------------------

2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED                        YEAR ENDED
                                         SEPTEMBER 30, 1995                SEPTEMBER 30, 1994
                                         SHARES      AMOUNT                SHARES          AMOUNT
------------------------------------------------------------------------------------------------
Class A:
Sold                                    14,970,471   $515,346,870          17,855,832      $660,092,556
Dividends and distributions reinvested   5,837,688    185,638,506           4,104,346       137,249,235
Redeemed                               (12,413,877)  (427,316,560)        (10,636,826)     (389,553,210)
                                       -----------   ------------         -----------      ------------
Net increase                             8,394,282   $273,668,816          11,323,352      $407,788,581
                                       -----------   ------------         -----------      ------------
                                       -----------   ------------         -----------      ------------
-------------------------------------------------------------------------------------------------------
Class B:
Sold                                     5,628,673   $192,633,540           5,282,343      $194,604,861
Dividends and distributions reinvested     687,798     21,610,609              46,691         1,559,020
Redeemed                                (1,894,767)   (64,110,774)           (508,033)      (18,447,566)
                                       -----------   ------------         -----------      ------------
Net increase                             4,421,704   $150,133,375           4,821,001      $177,716,315
                                       -----------   ------------         -----------      ------------
                                       -----------   ------------         -----------      ------------

------------------------------------------------------------------------------
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $394,687,362 was composed of gross appreciation of $435,976,095, and gross depreciation of $41,288,733.

------------------------------------------------------------------------------
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .80% on the first $250 million of average annual net assets, .77% on the next $250 million, .75% on the next $500 million, .69% on the next $1 billion and .67% on net assets in excess of $2 billion. The Manager has voluntarily agreed to reduce the management fee to which it is entitled under the Agreement to .65% on net assets in excess of $3.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

    For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $6,476,502, of which $1,984,299 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $6,065,266, of which $529,637 was paid to an affiliated broker/dealer. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $513,685 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

21  Oppenheimer Global Fund

------------------------------------------------------------------------------
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
   (continued)

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

   Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $11,881,867. During the year ended September 30, 1995, OFDI paid $198,942 and $18,200, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $2,350,901 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

------------------------------------------------------------------------------
5. SECURITIES LOANED

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund receives an annual fee of $500,000, plus 25% of the annual net income from lending transactions in excess of $1,500,000. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The collateral is invested by the custodian in money market instruments approved by the Manager. As of September 30, 1995, the Fund had on loan securities valued at $99,459,557. Cash of $99,425,357 was received as collateral for the loans, and has been invested in the approved instruments identified below. U.S. Treasury Bonds valued at $34,200 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.


                                                                                    Valuation as
Security                                                                            September 30, 1995
------------------------------------------------------------------------------------------------------
Repurchase agreement with First Boston Corp., 6.70%, dated 9/29/95 and maturing on 10/2/95, collateralized by Federal Home Loan Mortgage Corp.,
5.292%--6.50%, 10/15/08--2/15/24, with a value of $51,520,200, and by Federal
National Mortgage Assn., 3.335%--8.40%, 12/25/00--10/25/22, with a value of
$47,858,800                                                                                 $99,379,000
-------------------------------------------------------------------------------------------------------
Repurchase agreement with First Boston Corp., 6.60%,
dated 9/29/95 and maturing on 12/29/95, collateralized by Federal National
Mortgage Assn., 5.733%, 11/25/16, with a value of $46,000                                        46,000
-------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 9%, 11/15/18                                                                34,200
-------------------------------------------------------------------------------------------------------
Cash on hand                                                                                        357
-------------------------------------------------------------------------------------------------------
                                                                                            $99,459,557
                                                                                            -----------
                                                                                            -----------

------------------------------------------------------------------------------

6. ILLIQUID AND
   RESTRICTED SECURITIES

At September 30, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at September 30, 1995 was $37,371,914, which represents 1.48% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                  VALUATION PER UNIT AS
SECURITY                                    ACQUISITION DATE    COST PER UNIT       OF SEPTEMBER 30, 1995
-------------------------------------------------------------------------------------------------------
Clinica y Maternidad Suizo Argentino        5/16/94             $3,883.33              $5,251.13
Plant Genetics Systems                      5/27/92--3/7/95     $   11.99              $   11.98
------------------------------------------------------------------------------------------------------
Plant Genetics Systems Wts., Exp. 12/99     3/7/95              $  --                  $    2.00
-------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp.               8/2/93              $  17.27               $   53.10


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

22  Oppenheimer Global Fund

------------------------------------------------------------------------------
7. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

    The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

    Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

    In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

    Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1995, outstanding forward contracts to purchase and sell currencies were as follows:


                                                  CONTRACT                                 UNREALIZED
                                                   AMOUNT         VALUATION AS OF         APPRECIATION
CONTRACTS TO PURCHASE       EXCHANGE DATE          (000S)        SEPTEMBER 30, 1995      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
Brazilian Real (BRR)        10/2/95--10/3/95         66 BRR        $68,912                         $(27)
-------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)          10/4/95             457,515 JPY      4,640,969                       39,132
                                                                ----------                     --------
                                                                $4,709,881                      $39,105
                                                                ----------                     --------
                                                                ----------                     --------
                                                  CONTRACT                                 UNREALIZED
                                                   AMOUNT         VALUATION AS OF         APPRECIATION
CONTRACTS TO SELL            EXCHANGE DATE          (000S)        SEPTEMBER 30, 1995      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
Canadian Dollar (CAD)       10/2/95               2,122 CAD     $1,575,242                      $(6,765)
-------------------------------------------------------------------------------------------------------
German Deutsche Mark (DEM)  10/4/95--10/5/95      4,014 DEM      2,821,400                      (12,149)
-------------------------------------------------------------------------------------------------------
Hong Kong Dollar (HKD)      10/2/95              18,565 HKD      2,401,179                         (610)
-------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)          10/2/95--12/22/95 8,821,572 JPY     90,463,976                   (4,669,498)
-------------------------------------------------------------------------------------------------------
Mexican Peso (MXP)          10/2/95                 406 MXP         63,844                         (260)
-------------------------------------------------------------------------------------------------------
Netherlands Guilder (NLG)   10/2/95--10/3/95        145 NLG         91,104                          (31)
-------------------------------------------------------------------------------------------------------
Singapore Dollar (SGD)      10/4/95--10/6/95        240 SGD        169,047                         (461)
-------------------------------------------------------------------------------------------------------
Swiss Franc (CHF)           10/3/95              11,128 CHF      9,687,820                       (2,503)
-------------------------------------------------------------------------------------------------------
British Pound Sterling (GBP)10/2/95--10/3/95      1,024 GBP      1,620,427                      (14,611)
                                                              ------------                   ----------
                                                              $108,894,039                   (4,706,888)
                                                              ------------                   ----------
                                                              ------------                   ----------
                                                                                            $(4,667,783)
                                                                                            -----------
                                                                                            -----------

23  Oppenheimer Global Fund

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GLOBAL FUND:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Fund as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
October 20, 1995


24  Oppenheimer Global Fund

FEDERAL INCOME TAX INFORMATION   (UNAUDITED)

------------------------------------------------------------------------------

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    A distribution of $3.749 per share was paid on December 19, 1994, of which $2.937 was designated as a ``capital gain distribution'' for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

    Dividends paid by the Fund during the fiscal year ended September 30, 1995 which are not designated as capital gain distributions should be multiplied by 34.06% to arrive at the net amount eligible for the corporate dividend-received deduction.

    The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $2,172,162 of foreign income taxes paid by the Fund during the fiscal year ended
September 30, 1995. A separate notice will be mailed to each shareholder in January of 1996, which will reflect the proportionate share of such foreign taxes (as well as the dividend expected to be paid by the Fund in December of 1995) which must be treated by shareholders as gross income for federal income tax purposes.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

25  Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND

------------------------------------------------------------------------------
OFFICERS AND TRUSTEES     Leon Levy, Chairman of the Board of Trustees
                          Leo Cherne, Trustee
                          Robert G. Galli, Trustee
                          Benjamin Lipstein, Trustee
                          Bridget A. Macaskill, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Sidney M. Robbins, Trustee
                          Donald W. Spiro, Trustee and President
                          Pauline Trigere, Trustee
                          Clayton K. Yeutter, Trustee
                          William L. Wilby, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary
------------------------------------------------------------------------------
INVESTMENT ADVISOR        Oppenheimer Management Corporation

------------------------------------------------------------------------------
DISTRIBUTOR               Oppenheimer Funds Distributor, Inc.
------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER  Oppenheimer Shareholder Services
SERVICING AGENT

------------------------------------------------------------------------------
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES

------------------------------------------------------------------------------
INDEPENDENT AUDITORS      KPMG Peat Marwick LLP
------------------------------------------------------------------------------
LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Global Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

26  Oppenheimer Global Fund

                   OPPENHEIMERFUNDS FAMILY

-----------------------------------------------------------------------------------------------------------------------------------

                 OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                    When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under Oppenheimer's management and that of our affiliates.

                    At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial advisor or call us at
                 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.
-----------------------------------------------------------------------------------------------------------------------------------

STOCK FUNDS             Discovery Fund                     Global Fund
                        Global Emerging Growth Fund        Oppenheimer Fund
                        Target Fund                        Value Stock Fund
                        Growth Fund                        Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------------------------------------------------

STOCK & BOND FUNDS     Main Street Income & Growth Fund    Equity Income Fund
                       Total Return Fund                   Asset Allocation Fund
                       Global Growth &Income Fund          Strategic Income & Growth Fund

-----------------------------------------------------------------------------------------------------------------------------------

BOND FUNDS             High Yield Fund                     Bond Fund
                       Champion Income Fund                U.S. Government Trust
                       Strategic Income Fund               Limited-Term Government Fund
                       International Bond Fund

-----------------------------------------------------------------------------------------------------------------------------------

TAX-EXEMPT FUNDS       New York Tax-Exempt Fund(2)         New Jersey Tax-Exempt Fund(2)
                       California Tax-Exempt Fund(2)       Tax-Free Bond Fund
                       Pennsylvania Tax-Exempt Fund(2)     Insured Tax-Exempt Fund
                       Florida Tax-Exempt Fund(2)          Intermediate Tax-Exempt Fund

-----------------------------------------------------------------------------------------------------------------------------------

MONEY MARKET FUNDS    Money Market Fund                    Cash Reserves

                      1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
                      2. Available only to investors in certain states. Oppenheimer funds are distributed by Oppenheimer Funds
                      Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
                      -C- Copyright 1995 Oppenheimer Management Corporation. All rights reserved.

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27  Oppenheimer Global Fund

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INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RAO290.001.0986  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General
Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week.
PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service
Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

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[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 377
                                                                 Hackensack, NJ
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